ABR DYNAMIC BLEND EQUITY & VOLATILITY FUND

Institutional Shares (ABRVX)
Investor Shares (ABRTX)

ABR ENHANCED SHORT VOLATILITY FUND

Institutional Shares (ABRSX)
Investor Shares (ABRJX)

PROSPECTUS
October 2, 2017

Advised by:
ABR Dynamic Funds, LLC
www.abrdynamicfunds.com

The Securities and Exchange Commission and the U.S. Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Section	1
This important section summarizes each Fund’s objectives, strategies, fees, risks, past performance, portfolio turnover, portfolio managers, your account and other information.
ABR Dynamic Blend Equity & Volatility Fund	1
ABR Enhanced Short Volatility Fund	7
Details Regarding Principal Investment Strategies	12
This section includes additional information about each Fund’s investment strategies.
ABR Dynamic Blend Equity & Volatility Fund	12
ABR Enhanced Short Volatility Fund	14
Additional Information Regarding Principal Investment Risks	16
This section includes additional information about each Fund’s investment risks.
Management	20
Investment Adviser	20
Portfolio Managers	20
Other Service Providers	21
Fund Expenses	21
Your Account	22
General Information	22
How to Contact the Funds	22
Choosing a Share Class	24
Buying Shares	24
Selling Shares	28
Exchanging Shares	31
Retirement Accounts	31
Other Information	32
Financial Highlights	35

SUMMARY SECTION - ABR DYNAMIC BLEND EQUITY & VOLATILITY FUND

Investment Objective

The ABR Dynamic Blend Equity & Volatility Fund (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a benchmark index that measures the investment returns of a dynamic ratio of large-capitalization stocks and the volatility of large-capitalization stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	2.88%	11.83%
Acquired Fund Fees and Expenses	0.11%	0.11%
Total Annual Fund Operating Expenses(1)	4.74%	13.94%
Fee Waiver and/or Expense Reimbursement(2)	(2.74)%	(11.69)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.00%	2.25%

(1)
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses (“AFFE”).

(2)
ABR Dynamic Funds, LLC (the “Adviser”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) of Institutional Shares and Investor Shares to 2.00% and 2.25%, respectively, through at least November 30, 2019 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement (2) is approved by the Board and (3) does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$203	$1,182	$2,165	$4,647
Investor Shares	$228	$2,842	$5,010	$8,944

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 467% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowing for investment purposes) in investments in equity securities and derivative instruments that provide exposure to equity securities, including volatility in the equity markets. For purposes of this policy, the notional value of the Fund’s investments in derivative instruments that provide exposure comparable to investments in equity securities, including volatility in the equity markets, may be counted toward satisfaction of the 80% policy. The Fund employs a model-driven investment approach to determine an allocation among equities (via instruments that track the S&P 500® Total Return Index), equity volatility (via instruments that track the S&P 500® VIX Short-Term Futures Total Return Index), and cash (via cash instruments). The Fund’s investment model is designed to hold each security in approximately the same proportion as its weighting in the ABR Dynamic Blend Equity & Volatility Index Powered by Wilshire (the “Index”). The Adviser cannot guarantee that the Fund’s holdings will mirror the weighting of the Index. The Fund may also invest in Exchange Traded Products (“ETPs”).

Unlike many actively managed investment companies, the Fund does not seek to outperform the Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Index is designed to capture favorable volatility movements in the equity markets while maintaining equity exposure to preserve positive performance during extended periods of rising markets. The Fund is systematically rebalanced once daily to follow generally the proportions of the Index’s exposure to the S&P 500® Total Return Index, the S&P 500® VIX Short-Term Futures Index, and cash based on the investment model’s assessed volatility in the market and the historic returns of the underlying indexes. The Fund’s exposure to the S&P 500® Total Return Index increases in periods of relatively low market volatility, as determined by the Index, which reflects the investment model and compared to historic levels of market volatility. The Fund’s exposure to the S&P 500®  VIX Short-Term Futures Index increases in periods of relatively high volatility. During periods of extremely high volatility in the equity markets, the Fund’s exposure to the S&P 500® VIX Short-Term Futures Index may approach 50%. During periods of extremely low volatility in the equity markets, the Fund’s exposure to the S&P 500® Total Return Index may approach 100%. At times, the Fund may also convert to a full cash position as necessary to remain consistent with the cash position weighting of the Index. The Adviser rebalances the Fund’s assets into a full cash position, as dictated by the Index, which reflects the investment model, based on current levels of market volatility and the historic performance of the market.

Normally, the Fund invests in derivative instruments (such as futures contracts) that provide exposure to equity securities, including volatility in the equity markets, to meet its investment objective. The Fund will also invest in securities with maturities of less than one year or cash equivalents, or it may hold cash pending investment. The Fund manages its cash position consistent with the Fund’s applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. The Fund may invest in money market instruments and other short-term instruments, including Treasury bills and other U.S. government securities, bank obligations, and commercial paper. If the Fund holds cash uninvested, the fund will not earn income on the cash.

The Fund is non-diversified, which means that the Fund may hold larger positions in fewer securities than other funds.

Principal Investment Risks

Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. More information on the Fund’s principal investment strategies and principal risks is contained in the Fund’s Statement of Additional Information (the “SAI”). The following principal risks could affect the value of your investment:

Cash and Cash Equivalents Risk. To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment.

Derivative Instruments Risk. A small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated or if the Fund is unable to liquidate a position because of an illiquid secondary market.

Equity Risk. The Fund will gain exposure to equity securities through investments in futures contracts. The Fund’s equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security or broader economic or market events including changes in interest rates.

Exchange-Traded Products Risk. Exchange Traded Products consist of exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the Fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF.

ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Futures Contracts Risk. The primary risks associated with the use of futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.

High Portfolio Turnover Risk. The Fund’s strategy may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Indexed Securities and Derivatives Risk. If a security or derivative is linked to the performance of an index, it may be subject to the risks associated with changes in that index.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Leverage Risk. Certain of the Fund’s derivative transactions, such as those involving investing in certain derivatives, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

Liquidity Risk. The Fund may not be able to dispose of restricted, thinly traded and/or illiquid instruments promptly or at reasonable prices. This may result in a loss to the Fund.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Non-Diversification Risk. The Fund is non-diversified. Performance of a non-diversified fund may be more volatile than performance of a diversified fund.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Shares from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.

Performance information represents only past performance and does not necessarily indicate future results.

Annual Returns as of December 31
Institutional Shares

During the period shown, the highest return for a quarter was 2.34% for the quarter ended December 31, 2016, and the lowest return was -3.20% for the quarter ended June 30, 2016.

The calendar year-to-date total return as of June 30, 2017 was 3.95%.

Average Annual Total Returns
(For the periods ended December 31, 2016)

	1 Year	Since Inception 08/03/15
Investor Shares - Return Before Taxes	0.13%	-1.46%
Institutional Shares - Return Before Taxes	0.34%	-1.22%
Institutional Shares - Return After Taxes on Distributions	-0.21%	-1.84%
Institutional Shares - Return After Taxes on Distributions and Sale of Fund Shares	0.20%	-1.20%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	7.08%

S&P 500® Index is a broad-based, unmanaged measure of changes in stock market conditions based on the average performance of 500 widely held stocks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser. ABR Dynamic Funds, LLC is the Fund’s investment adviser.

Portfolio Managers. Taylor Lukof and David Skordal are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception in 2015.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the Fund by calling (855) 422-4518 (toll free) or writing to the Fund at ABR Dynamic Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$100,000	None	$2,500	None
Retirement Accounts	$100,000	None	$2,500	None

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION - ABR ENHANCED SHORT VOLATILITY FUND

Investment Objective

The ABR Enhanced Short Volatility Fund (the “Fund”) seeks investment results that correspond generally to  the performance, before the Fund’s fees and expenses, of the ABR Enhanced Short Volatility Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.50%	2.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	3.56%	3.56%
Total Annual Fund Operating Expenses	6.06%	6.31%
Fee Waiver and/or Expense Reimbursement(1)	(3.56)%	(3.56)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.50%	2.75%

(1)
ABR Dynamic Funds, LLC (the “Adviser”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) of Institutional Shares and Investor Shares to 2.50% and 2.75%, respectively, through at least November 30, 2019 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may be reimbursed by a Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years
Institutional Shares	$253	$1,482
Investor Shares	$278	$1,552

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund will invest primarily in securities and derivative instruments that provide exposure to enhanced short volatility. For purposes of this policy, enhanced short volatility includes short equity volatility exposure, long treasury exposure, and cash. Volatility is a measure of the way that asset prices move in the market, which gives an indication of uncertainty and, thus, a measure of risk. When the Fund is short equity volatility exposure, it has taken an opposing position to the movement of equity volatility in the market. When the Fund is long treasury exposure, it has taken a position in favor of U.S. treasury securities under the belief that the value of such investments will rise. The Fund employs a model-driven investment approach to determine an allocation among short equity volatility (via instruments that correspond generally to the S&P 500® VIX Short-Term Futures Total Return Index), long treasury exposure (via instruments that correspond generally to the ICE U.S. Treasury 20+ Years Bond Index), and cash (via cash instruments). The Fund’s investment model is designed to hold each security in approximately the same proportion as its weighting in the ABR Enhanced Short Volatility Index Powered by Wilshire (the “Index”). The Adviser cannot guarantee that the Fund’s holdings will mirror the weighting of the Index. The Fund may also invest in Exchange Traded Products (“ETPs”).

The Index employs a proprietary model in an effort to obtain long-term returns by utilizing short exposure to volatility in the market to capitalize on the long-term downward trend of volatility assets. The S&P 500® VIX Short-Term Futures Total Return Index reflects the result of a theoretical blended portfolio of VIX Index futures, which is designed to be a consistent measure of the performance of short-term VIX Index futures over time. Because the S&P 500® VIX Short-Term Futures Total Return Index is comprised of large-capitalization constituents, the equity volatility positions to which the Fund is exposed are comprised of large capitalization companies. The ICE U.S. Treasury 20+ Year Bond Index is an unmanaged index of U.S. Treasury securities that have a remaining maturity of at least 20 years.

Unlike many actively managed investment companies, the Fund does not seek to outperform the Index. The Index is designed to use short exposure to volatility in order to increase returns when volatility instruments decline in value and mitigate losses when volatility instruments rise sharply in value. The Fund is systematically rebalanced once daily to follow generally the proportions of the Index’s exposure to the S&P 500® VIX Short-Term Futures Total Return Index, the ICE U.S. Treasury 20+ Years Bond Index, and cash based on the investment model’s assessed volatility in the market. The Fund’s short exposure to the S&P 500® VIX Short-Term Futures Total Return Index may reach 100%. The Fund’s long exposure to the ICE U.S. Treasury 20+ Year Bond Index may reach 80%. The Fund’s exposure to cash may reach 100%. The Fund’s exposures will not reach the above-stated levels simultaneously.

Normally, the Fund invests in derivative instruments (such as futures contracts), ETPs, and Treasuries that provide exposure to equity volatility, U.S. Treasuries, and cash to meet its investment objective. The Fund will also invest in securities with maturities of less than one year or cash equivalents, or it may hold cash pending investment. The Fund manages its cash position consistent with the Fund’s applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund may invest in money market instruments and other short-term instruments, including Treasury bills and other U.S. government securities, bank obligations, and commercial paper. If the Fund holds cash uninvested, the Fund will not earn income on the cash.

The Fund is non-diversified, which means that the Fund may hold larger positions in fewer securities than other funds.

Principal Investment Risks

Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information on the Fund’s principal investment strategies and principal risks is contained in the Fund’s Statement of Additional Information (the “SAI”). The following principal risks could affect the value of your investment:

Cash and Cash Equivalents Risk. To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment.

Derivative Instruments Risk. A small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated or if the Fund is unable to liquidate a position because of an illiquid secondary market.

Equity Risk. The Fund will gain exposure to equity securities through investments in futures contracts. The Fund’s equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security or broader economic or market events including changes in interest rates.

Exchange-Traded Products Risk. Exchange Traded Products consist of exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the Fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF.

ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Futures Contracts Risk. The primary risks associated with the use of futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.

High Portfolio Turnover Risk. The Fund’s strategy may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Indexed Securities and Derivatives Risk. If a security or derivative is linked to the performance of an index, it may be subject to the risks associated with changes in that index.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Leverage Risk. Certain of the Fund’s derivative transactions, such as those involving investing in certain derivatives, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

Liquidity Risk. The Fund may not be able to dispose of restricted, thinly traded and/or illiquid instruments promptly or at reasonable prices. This may result in a loss to the Fund.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

New Fund Risk. The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund’s Adviser may not be successful in implementing the Fund’s investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Non-Diversification Risk. The Fund is non-diversified. Performance of a non-diversified fund may be more volatile than performance of a diversified fund.

Short Sales Risk. The Fund will engage in “short sale” transactions. A short sale involves the sale by the Fund of an instrument or security that it does not own with the hope of purchasing the same security at a later date at a lower price. Short sales are designed to profit from a decline in the price of a security or instrument. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value.

U.S. Treasury Exposure Risk. The methodology used to select U.S. Treasuries for the Index (or U.S. Treasuries or U.S. Treasury futures, in the case of the Fund) for different maturities within the short exposure could produce performance that is dissimilar from other U.S. Treasuries of similar maturities. For example, unique supply and demand conditions could create a market whereby selected U.S. Treasuries or positions trade either more or less expensively than other U.S. Treasuries or positions of the same maturity, which could negatively impact the performance of the Fund.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance Information

The Fund is newly created and does not have a full calendar year performance record. Performance information will be included after the Fund has been in operation for one calendar year. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser. ABR Dynamic Funds, LLC is the Fund's investment adviser.

Portfolio Managers. Taylor Lukof and David Skordal are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception in 2017.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the Fund by calling (855) 422-4518 (toll free) or writing to the Fund at ABR Dynamic Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$100,000	None	$2,500	None
Retirement Accounts	$100,000	None	$2,500	None

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DETAILS REGARDING PRINCIPAL INVESTMENT STRATEGIES

ABR Dynamic Blend Equity & Volatility Fund

The Fund seeks to achieve investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a benchmark index that measures the investment returns of a dynamic ratio of large-capitalization stocks and the volatility of large-capitalization stocks. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days’ notice prior to making any changes to the investment objective.

Additional Information Regarding Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowing for investment purposes) in investments in equity securities and derivative instruments that provide exposure to equity securities, including volatility in the equity markets. For purposes of this policy, the notional value of the Fund’s investments in derivative instruments that provide exposure comparable to investments in equity securities, including volatility in the equity markets, may be counted toward satisfaction of the 80% policy. The Fund employs a model-driven investment approach to determine an allocation among equities (via instruments that track the S&P 500® Total Return Index), equity volatility (via instruments that track the S&P 500® VIX Short-Term Futures Total Return Index), and cash (via cash instruments). The Fund’s investment model is designed to hold each security in approximately the same proportion as its weighting in the ABR Dynamic Blend Equity & Volatility Index Powered by Wilshire. The Adviser cannot guarantee that the Fund’s holdings will mirror the weighting of the Index. The Fund may also invest in ETPs.

Unlike many investment companies, the Fund does not try to outperform the Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Index is designed to capture favorable volatility movements in the equity markets while maintaining equity exposure to preserve positive performance during extended periods of rising markets. The Fund is systematically rebalanced once daily to follow generally the proportions of the Index’s exposure to the S&P 500® Total Return Index, the S&P 500® VIX Short-Term Futures Index, and cash based on the investment model’s assessed volatility in the market and the historic returns of the underlying indexes. The Fund’s exposure to the S&P 500® Total Return Index increases in periods of relatively low market volatility, as determined  by the Index, which reflects the investment model and compared to historic levels of market volatility. The Fund’s exposure to the S&P 500® VIX Short-Term Futures Index increases in periods of relatively high volatility. During periods of extremely high volatility in the equity markets, the Fund’s exposure to the S&P 500® VIX Short-Term Futures Index may approach 50%. During periods of extremely low volatility in the equity markets, the Fund’s exposure to the S&P 500® Total Return Index may approach 100%. At times, the Fund may also convert to a full cash position as necessary to remain consistent with the cash position weighting of the Index. The Adviser rebalances the Fund’s assets into a full cash position, as dictated by the Index, which reflects the investment model, based on current levels of market volatility and the historic performance of the market.

Normally, the Fund invests in derivative instruments (such as futures contracts) that provide exposure to equity securities, including volatility in the equity markets, to meet its investment objective. The Fund may also invest in securities with maturities of less than one year or cash equivalents, or it may hold cash pending investment. The Fund manages its cash position consistent with the Fund’s applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. The Fund may invest in money market instruments and other short-term instruments, including Treasury bills and other U.S. government securities, bank obligations, and commercial paper. If the Fund holds cash uninvested, the fund will not earn income on the cash.

The S&P 500® Total Return Index is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The S&P 500® VIX Short-Term Futures Index is a widely recognized benchmark that measures the return from a daily rolling long position in the first and second month CBOE Volatility Index (VIX) futures contracts.  The CBOE Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500® stock index option prices.

In addition to the principal strategies, the Fund may also invest in several other types of financial instruments. These non-principal strategies are discussed in more detail in the Fund’s Statement of Additional Information (“SAI”).

The Fund is non-diversified, which means that the Fund may hold larger positions in fewer securities than other funds.

ABR Enhanced Short Volatility Fund

The Fund seeks to achieve investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a benchmark index that measures the investment returns of a dynamic ratio of large-capitalization stocks and the volatility of large-capitalization stocks. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days’ notice prior to making any changes to the investment objective.

Additional Information Regarding Principal Investment Strategies

The Fund will invest primarily in securities and derivative instruments that provide exposure to enhanced short volatility. This investment strategy may be changed at any time upon 60 days’ prior notice to shareholders. For purposes of this policy, enhanced short volatility includes short equity volatility exposure, long treasury exposure, and cash. Volatility is a measure of the way that asset prices move in the market, which gives an indication of uncertainty and, thus, a measure of risk. When the Fund is short equity volatility exposure, it has taken an opposing position to the movement of equity volatility in the market. When the Fund is long treasury exposure, it has taken a position in favor of U.S. treasury securities under the belief that the value of such investments will rise.

The Fund employs a model-driven investment approach to determine an allocation among short equity volatility (via instruments that correspond generally to the S&P 500® VIX Short-Term Futures Total Return Index), long treasury exposure (via instruments that correspond generally to the ICE U.S. Treasury 20+ Years Bond Index), and cash (via cash instruments). The Fund’s investment model is designed to hold each security in approximately the same proportion as its weighting in the ABR Enhanced Short Volatility Index Powered by Wilshire (the “Index”). The Adviser cannot guarantee that the Fund’s holdings will mirror the weighting of the Index. The Fund may also invest in Exchange Traded Products (“ETPs”).

The Index employs a proprietary model in an effort to obtain long-term returns by utilizing short exposure to volatility in the market to capitalize on the long-term downward trend of volatility assets. The S&P 500® VIX Short-Term Futures Total Return Index reflects the result of a theoretical blended portfolio of VIX Index futures, which is designed to be a consistent measure of the performance of short-term VIX Index futures over time. Because the S&P 500® VIX Short-Term Futures Total Return Index is comprised of large-capitalization constituents, the equity volatility positions to which the Fund is exposed are comprised of large capitalization companies. The ICE U.S. Treasury 20+ Year Bond Index is an unmanaged index of U.S. Treasury securities that have a remaining maturity of at least 20 years.

Unlike many actively managed investment companies, the Fund does not seek to outperform the Index. The Index is designed to use short exposure to volatility in order to increase returns when volatility instruments decline in value and mitigate losses when volatility instruments rise sharply in value. The Fund is systematically rebalanced once daily to follow generally the proportions of the Index’s exposure to the S&P 500® VIX Short-Term Futures Total Return Index, the ICE U.S. Treasury 20+ Years Bond Index, and cash based on the investment model’s assessed volatility in the market. The Fund’s short exposure to the S&P 500® VIX Short-Term Futures Total Return Index may reach 100%. The Fund’s long exposure to the ICE U.S. Treasury 20+ Year Bond Index may reach 80%. The Fund’s exposure to cash may reach 100%. The Fund’s exposures will not reach the above-stated levels simultaneously. The term “enhanced” in the context of the Fund’s short volatility strategy refers to the dynamic daily rebalance of the Fund’s portfolio, which is intended to target better risk-adjusted returns than conventional static short volatility.

Normally, the Fund invests in derivative instruments (such as futures contracts), ETPs, and Treasuries that provide exposure to equity volatility, U.S. Treasuries, and cash to meet its investment objective. The Fund will also invest in securities with maturities of less than one year or cash equivalents, or it may hold cash pending investment. The Fund manages its cash position consistent with the Fund’s applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund may invest in money market instruments and other short-term instruments, including Treasury bills and other U.S. government securities, bank obligations, and commercial paper. If the Fund holds cash uninvested, the fund will not earn income on the cash. When determining which securities to sell, the Fund’s model considers factors such as current levels of, and trends in, large capitalization equity volatility markets.

The Fund is non-diversified, which means that the Fund may hold larger positions in fewer securities than other funds.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT RISKS

Additional Information Regarding Principal Investment Risks

The principal risks that may adversely affect each Fund’s net asset value (“NAV”) per share or total return have previously been summarized under each Fund’s “Summary Section.” These risks are discussed in more detail below.

Each Fund is designed for long-term investors and is not a complete investment program. You may lose money by investing in the Funds.

Investment Risks	ABR Dynamic Blend Equity & Volatility Fund	ABR Enhanced Short Volatility Fund
Cash and Cash Equivalents Risk	X	X
Counterparty Risk	X	X
Derivatives Instruments Risk	X	X
Equity Risk	X	X
Exchange-Traded Products Risk	X	X
Futures Contracts Risk	X	X
High Portfolio Turnover Risk	X	X
Indexed Securities and Derivatives Risk	X	X
Large Capitalization Company Risk	X	X
Leverage Risk	X	X
Liquidity Risk	X	X
Market Events Risk	X	X
New Fund Risk		X
Non-Diversification Risk	X	X
Short Sales Risk		X
U.S. Treasury Exposure Risk		X
Value Investment Risk	X	X

References to the “Fund” below are to the respective Fund(s) as noted in the preceding table.

Cash and Cash Equivalents Risk. The Adviser may hold cash positions, as dictated by the investment model, in order to follow generally the proportion of cash positions in the Index. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash. In addition, if the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of a Fund’s investment. A Fund may experience significant delays in recovering an investment in a bankruptcy or other reorganization proceeding, and recover only a limited amount or none of its investment in such circumstances.

Derivative Instruments Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Fund’s performance. The successful use of derivatives generally depends on the ability to predict market movements. There may be an imperfect correlation between a derivative and its reference asset.

Derivatives may be illiquid and may be more volatile than other types of investments. Compared to other types of investments, derivatives may also be harder to value. In addition, changes in government regulation of derivative instruments could affect the Fund’s use of derivatives and the character, timing and amount of the Fund’s taxable income or gains. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. Derivatives are subject to counterparty risk and, as a result, the Fund may not obtain a recovery of its investment in them should a counterparty fail to honor its obligations. The Fund may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit exposure to loss, and the Fund may be exposed to investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the segregated assets would be sold. Derivatives may involve leverage.

Equity Risk. Equity holdings, including common stocks may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons that directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders.

Exchange-Traded Products Risk. Exchange Traded Products consist of ETFs and ETNs. An investment in an ETF generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF. ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Futures Contract Risk. The primary risks associated with the use of futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.

High Portfolio Turnover Risk. The Fund’s investment strategy may result in high portfolio turnover rates. This may increase the Fund’s brokerage commission costs. The performance of the Fund could be negatively impacted by the increased brokerage commission cost incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

Indexed Securities and Derivatives Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Large Capitalization Company Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges or to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Leverage Risk. Leverage transactions, including investing in certain derivatives, create the risk of magnified capital losses. The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage. The effect of leverage on the Fund’s returns may be magnified by market movements or changes in the cost of leveraging. Changes in interest rates and similar economic factors could case the relationship between the cost of leveraging and the yield on leveraged investments to change in a manner that is unfavorable for the Fund. In an extreme case, the Fund’s current investment income may not be sufficient to meet the interest expense of leveraging, and it may be necessary for the Fund to liquidate certain of its investments at an inopportune time. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. Leverage may also involve the creation of liability that requires the Fund to pay interest. The Fund will, where required, reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

Liquidity Risk. Certain of the Fund’s holdings may be difficult (or impossible) to sell at an appropriate time and price. As a result, the Fund may have to hold these investments longer than more liquid securities and may forego other investment opportunities. There is a possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. As the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Geopolitical events may expose markets to heightened volatility, have significant impact on world financial matters, and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. Such policy changes include the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” and its effect on the United Kingdom and European economies will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. These policy changes may expose markets to heightened volatility, have significant impact on world financial matters and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent that the Fund experiences high redemptions because of these governmental policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund’s performance.

New Fund Risk. The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund’s Adviser may not be successful in implementing the Fund’s investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Non-Diversification Risk. The Fund is non-diversified. Performance of a non-diversified fund may be more volatile than performance of a diversified fund because a non-diversified fund may invest a greater percentage of its total assets in the securities of a single issuer. Greater investment in a single issuer makes the Fund more susceptible to financial, economic or market events impacting such issuer.

Short Sales Risk. The Fund will engage in “short sale” transactions. A short sale involves the sale by the Fund of an instrument or security that it does not own with the hope of purchasing the same security at a later date at a lower price. Short sales are designed to profit from a decline in the price of a security or instrument. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. This is the opposite of traditional “long” investments where the value of the Fund increases as the value of a portfolio security or instrument increases. The Fund may enter into short derivative positions through futures contracts on equity volatility. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Further, in times of unusual or adverse economic, market or political conditions, neither the Index nor the Fund may be able to fully or partially implement its short selling strategy.

U.S. Treasury Exposure Risk. The methodology used to select U.S. Treasuries for the Index (or U.S. Treasuries or U.S. Treasury futures, in the case of the Fund) for different maturities within the short exposure could produce performance that is dissimilar from other U.S. Treasuries of similar maturities. For example, unique supply and demand conditions could create a market whereby selected U.S. Treasuries or positions trade either more or less expensively than other U.S. Treasuries or positions of the same maturity, which could negatively impact the performance of the Fund.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

MANAGEMENT

The ABR Dynamic Blend Equity & Volatility Fund and ABR Enhanced Short Volatility Fund  (each a “Fund”; and collectively the “Funds”) are each a series of Forum Funds II (the “Trust”), an open-end, management investment company (mutual fund). The Board of Trustees  (the “Board”)  oversees the management of the Funds and meets periodically to review each Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Funds. Additional information regarding the Board and the Trust’s executive officers may be found in the Funds’ SAI, which is available from the Adviser’s website at www.abrdynamicfunds.com.

Investment Adviser

The Funds’ investment adviser is ABR Dynamic Funds, LLC (the “Adviser”), 48 Wall Street, New York, NY 10005. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and provides investment advisory services to the Fund. As of July 31, 2017, the Adviser had over $16.4 million of assets under management.

Subject to the general  oversight of the Board, the Adviser makes investment decisions for each Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser receives an advisory fee at an annual rate equal to 1.75% of average annual daily net assets of the ABR Dynamic Blend Equity & Volatility Fund and 2.50% of the average annual daily net assets of the ABR Enhanced Short Volatility Fund.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund  expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) to 2.00% or 2.25% of the ABR Dynamic Blend Equity & Volatility Fund’s Institutional Shares and Investor Shares, respectively, or 2.50% or 2.75% of the ABR Enhanced Short Volatility Fund’s Institutional Shares and Investor Shares, respectively, through at least November 30, 2019 (each such contractual agreement, an “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement (2) is approved by the Board and (3) does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of each Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the relevant Expense Cap apply. The actual advisory fee rate paid by the ABR Dynamic Blend Equity & Volatility Fund to the Adviser for the fiscal year ended July 31, 2017 was 0.00%. The ABR Enhanced Short Volatility Fund had not yet commenced operations prior to the date of this Prospectus.

A discussion  summarizing the basis on which the Board approved the Advisory Agreement with respect to the ABR Dynamic Blend Equity & Volatility Fund is included in the Fund’s annual report for the period ended July 31, 2017. A discussion  summarizing the basis on which the Board approved the Advisory Agreement with respect to the ABR Enhanced Short Volatility Fund will be included in the Fund’s semi-annual report for the period ended January 31, 2018.

Portfolio Managers

Taylor Lukof and David Skordal are the portfolio managers of the Funds and are responsible for the day-to-day management of the Funds.

Taylor Lukof. Mr. Lukof is the Founder/CEO of ABR Dynamic Funds, LLC and Fund Manager. He is also the founder and chief investment officer of ABR Management LLC. He has 14 years of investment experience. He was formerly a partner at Toro Trading LLC, where he co-managed equity derivative trading strategies. Mr. Lukof, as a market maker, was responsible for trading single name and index-related exchanged traded products.  He began his career at TANSTAAFL Research & Trading, LLC, as the youngest member of the American Stock Exchange at that time.

Taylor graduated from Bucknell University, Cum Laude, with a Bachelor of Science in Business Administration.

David Skordal. Mr. Skordal is the Co-Founder of ABR Dynamic Funds, LLC and Fund Manager. He is also the Portfolio Manager at ABR Management LLC. He has 15 years of investment experience. He was formerly a Trader at Toro Trading LLC, where he worked alongside Mr. Lukof. At Toro Trading, he developed and managed the international Exchange Traded Funds desk. Before joining Toro Trading in 2009, Mr. Skordal was a specialist on the American Stock Exchange for Susquehanna International Group.  He has a eight-year working relationship with Mr. Lukof.

Dave graduated from Massachusetts Institute of Technology (MIT) with a Bachelor of Science (SB) degree in Physics.

The SAI provides additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers and the ownership of Fund shares by the Portfolio Managers.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) provides fund accounting, fund administration, and compliance services to each Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly-owned subsidiary of Atlantic, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Funds and other series of the Trust based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class. Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class. Any agreement to waive fees or to reimburse expenses increases the investment performance of the Fund for the period during which the waiver or reimbursement is in effect. Current Adviser fee waiver and/or expense reimbursements are reflected in the section titled “Fees and Expenses.”

YOUR ACCOUNT

How to Contact the Funds

Website Address:
www.abrdynamicfunds.com

E-mail the Funds at:
abrdynamicfunds.ta@atlanticfundservices.com

Write the Funds:
ABR Dynamic Funds
P.O. Box 588
Portland, Maine 04112

Overnight Address:
ABR Dynamic Funds
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone the Funds at:
(855) 422-4518 (toll free)

Wire investments (or ACH payments):
Please contact the transfer agent at (855) 422-4518 (toll free) to obtain the ABA routing number and account number for the Funds.

General Information

You may purchase or sell (redeem) shares of each Fund on any day that the NYSE is open for business. Notwithstanding this fact, a Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of a Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to a Fund’s close will receive that day’s NAV. Requests received in good order after a Fund’s close or on a day when a Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Funds will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Funds does not issue share certificates.

If you purchase shares directly from a Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

Each Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. Each Fund reserves the right to refuse any purchase request including, but not limited to, requests that could adversely affect that Fund or its operations. If a Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

NAV Determination. The NAV of each Fund is determined by taking the market value of the total assets of each Fund, subtracting the liabilities of each Fund and then dividing the result (net assets) by the number of outstanding shares of each Fund. Each Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) which is open every weekday, Monday through Friday, other than NYSE holidays and early closings which can be found at www.nyse.com, and which are subject to change without notice. The Fund’s NAV per share for each class is readily available online at www.abrdynamicfunds.com.

Each Fund values securities for which market quotations are readily available, including exchange-traded investment companies, at current market value. Securities for which market quotations are readily available are valued using the last reported sales price or official closing price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Investments in non-exchange traded investment companies are valued at their NAVs. Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

If market quotations are not readily available or a Fund reasonably believes that they are unreliable, that Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

Fixed-income securities may be valued at prices supplied by a Fund’s pricing agent based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Transactions Through Financial Intermediaries. The Funds have authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, “financial intermediaries”), to accept purchase and redemption orders on the Funds’ behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Funds. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

Each Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Funds for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day’s NAV.

Payments to Financial Intermediaries. A Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable Rule 12b-1 plan, a Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that a Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by a Fund’s transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources and not as an expense of a Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in a Fund.

Any compensation received by a financial intermediary, whether from the Funds, the Adviser or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of each Fund’s overall obligation to deter money laundering under federal law. The Trust’s Anti-Money Laundering Program is designed to prevent a Fund from being used for money laundering or the financing of terrorist activities. In this regard, a Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the Funds’ SAI, which is available on the Adviser’s website at www.abrdynamicfunds.com.

Choosing a Share Class

Each Fund offers two classes of shares: Institutional Shares and Investor Shares. Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs.

Institutional Shares. Institutional Shares of each Fund are designed for individual investors who meet the minimum investment threshold and for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts. Institutional Shares are sold without the imposition of initial sales charges and are not subject to Rule 12b-1 fees.

Investor Shares. Investor Shares of each Fund are for retail investors who invest in a Fund directly or through a fund supermarket or other investment platform. Investor Shares are not sold with the imposition of initial sales charges but are subject to a Rule 12b-1 fee of up to 0.25% of the Investor Shares’ average daily net assets. A lower minimum initial investment is required to purchase Investor Shares.

	Institutional Shares	Investor Shares
Minimum Initial Investment	$100,000	$2,500
Sales Charges	None	None
Rule 12b-1 Distribution Fees	None	0.25%

Under certain circumstances, an investor’s investment in one class of shares of a Fund may be converted into an investment in the other class of shares of that Fund. No gain or loss will generally be recognized for federal income tax purposes as a result of such a conversion, and a shareholder’s basis in the acquired shares will be the same as such shareholder’s basis in the converted shares. Shareholders should consult their tax advisors regarding the state and local tax consequences of such a conversion, or any exchange of shares.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House (“ACH”) or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Program, the Funds does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). Each Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of that Fund.

Checks. Checks must be made payable to “ABR Dynamic Funds.” For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “ABR Dynamic Funds.” A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to a Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. Each Fund accepts investments in the following minimum amounts:

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$100,000	None	$2,500	None
Retirement Accounts	$100,000	None	$2,500	None

Each Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment Advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

There is no initial or subsequent investment minimum for directors, officers and employees of the Adviser or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative, or the estate of any such person or relative.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Funds.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts • Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) • These custodial accounts are owned by a minor child but controlled by an adult custodian.	• Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities • These accounts are owned by the entity, but control is exercised by its officers, partners or other management.
•     The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.

Trusts • These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.	• The trust must be established before an account may be opened. • The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number (“TIN”), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Foreign Shareholders. Each Fund generally requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or who can show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund. Non-U.S. persons who meet the customer identification and verification requirements under the Trust’s Anti-Money Laundering Program may be accepted in the sole discretion of Trust management.

Investment Procedures. The following table describes the procedures for investing in the Funds.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary • Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary • Contact your financial intermediary using the method that is most convenient for you.
By Check
•     Call, write or e-mail the Fund or visit the Fund’s website for an account application.
•     Complete the application (and other required documents, if applicable).
•     Mail the Fund your original application (and other required documents, if applicable) and a check.
By Check • Fill out an investment slip from a confirmation or write the Fund a letter. • Write your account number on your check. • Mail the Fund the investment slip or your letter and the check.

How to Open an Account	How to Add to Your Account
By Wire
•     Call, write or e-mail the Fund or visit the Fund’s website for an account application.
•     Complete the application (and other required documents, if applicable).
•     Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.
•     Mail the Fund your original application (and other required documents, if applicable).
•     Instruct your U.S. financial institution to wire money to the Fund.
By Wire • Instruct your U.S. financial institution to wire money to the Fund.
By ACH Payment
•     Call, write or e-mail the Fund or visit the Fund’s website for an account application.
•     Complete the application (and other required documents, if applicable).
•     Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.
•     Mail the Fund your original application (and other required documents, if applicable).
•     The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.
•     ACH purchases are limited to $100,000 per day.

By ACH Payment
•     Call the Fund to request a purchase by ACH payment.
•     The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.
•     ACH purchases are limited to $100,000 per day.

By Internet
•    Access the Fund website.
•    Complete the application online.
•    The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. The account opening amount is limited to $100,000 (if you would like to invest more than $100,000, you may make the investment by check or wire).

By Internet
•     Log on to your account from the Fund website.
•     Select the “Purchase” option under the “Account Listing” menu.
•     Follow the instructions provided.
•     The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. Subsequent purchases are limited to $100,000 per day (if you would like to invest more than $100,000, you may make the investment by check or wire).

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $100,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $200 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. A Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (855) 422-4518 (toll free) for additional information regarding systematic investment plans.

Frequent Trading. Frequent trading by a Fund shareholder may pose risks to other shareholders in the Fund, including (1) the dilution of the Fund’s NAV, (2) an increase in the Fund’s expenses, and (3) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of the nature of the Fund’s investments in highly-liquid securities, the Adviser believes that the Fund’s portfolio generally will not be attractive to frequent traders or susceptible to market timing. Accordingly, the Board has not adopted a policy to monitor for frequent purchases and redemptions of Fund shares.

Each Fund reserves the right to refuse any purchase requests, particularly those requests that could adversely affect the Fund or its operations.

Canceled or Failed Payments. Each Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. Each Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The Fund typically expects to pay shareholder redemption requests, including during stressed market conditions, within one business day of receipt of the request in good order, and may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the Fund’s portfolio, and/or redemptions in-kind, as permitted by applicable rules and regulations. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the “SEC”) determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of a Fund.

A Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, a Fund will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary • If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.
By Mail
• Prepare a written request including:
• your name(s) and signature(s);
• your account number;
• the Fund name;
• the dollar amount or number of shares you want to sell;
• how and where to send the redemption proceeds;
• a Medallion Signature Guarantee (if required); and
• other documentation (if required).
• Mail the Fund your request and documentation.

How to Sell Shares from Your Account
By Telephone
•    Call the Fund with your request, unless you declined telephone redemption privileges on your account application.
•    Provide the following information:
•    your account number;
•    the exact name(s) in which the account is registered; and
•    additional form of identification.
•    Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal
•    Complete the systematic withdrawal section of the application.
•    Attach a voided check to your application.
•    Mail the completed application to the Fund.
•    Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Internet
•    Log on to your account from the Fund website.
•    Select the “Redemption” option under the “Account Listing” menu.
•    Follow the instructions provided.
•    Redemption proceeds will be electronically credited to your account at the U.S. financial institution identified on your account application.

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at a post office box, of purchase orders or redemption requests does not constitute receipt by the Fund’s transfer agent. The date on which your order or request is received by the U.S. Postal Service or other independent delivery service is unlikely the date on which your transaction will be processed by the transfer agent. Further, the date on which your order or request is delivered to the post office box may not be the date on which your transaction is processed by the transfer agent.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Funds by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or a Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting a Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (855) 422-4518 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Funds against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature.

You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•	written requests to redeem $100,000 or more;
•	changes to a shareholder’s record name or account registration;
•	paying redemption proceeds from an account for which the address has changed within the last 30 days;
•	sending redemption and distribution proceeds to any person, address or financial institution account not on record;
•	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and
•	adding or changing ACH or wire instructions, the telephone redemption or any other election in connection with your account.

Each Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Institutional Shares	Investor Shares
Standard Accounts	$100,000	$2,500
Retirement Accounts	$100,000	$2,500

Redemptions in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, a Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. Pursuant to an election filed with the SEC, under certain circumstances, the Funds may pay redemption proceeds in portfolio securities rather than in cash. If a Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law. Because the Investor Shares may pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to Investor Shares.

Distribution and Shareholder Service Fees. The Trust has adopted a Rule 12b-1 plan under which each Fund pays the Distributor a fee up to 0.25% of the average daily net assets of Investor Shares for distribution services and/or the servicing of shareholder accounts.

Because the Investor Shares may pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to Investor Shares.

In addition to paying fees under the Rule 12b-1 plan, the Funds may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Exchanging Shares

You may exchange Fund shares for shares of other ABR Dynamic Funds. For a list of funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the Fund into which you exchange is available for sale in your jurisdiction. Funds available for exchange may not be available for purchase in your jurisdiction. Because exchanges are a sale and purchase of shares, they may have tax consequences.

Requirements. You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is no limit on exchanges, but the Funds reserve the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone exchange order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange
Through a Financial Intermediary • Contact your financial intermediary by the method that is most convenient for you.
By Mail
•    Prepare a written request including:
•    your name(s) and signature(s);
•    your account number;
•    the name of each Fund you are exchanging;
•    the dollar amount or number of shares you want to sell (and exchange);
•    a Medallion Signature Guarantee (if required); and
•    other documentation (if required).
•    Complete a new account application if you are requesting different shareholder privileges in the Fund into which you are exchanging.
•    Mail the Fund your request and documentation.

By Telephone
•    Call the Fund with your request, unless you declined telephone redemption privileges on your account application.
•    Provide the following information:
•    your account number;
•    exact name(s) in which the account is registered; and
•    additional form of identification.

By Internet By ACH Payment • Logon to your account from the Fund website. • Select the “Exchange” option under the “Account Listing” menu. • Follow the instructions provided.

Retirement Accounts

You may invest in shares of each Fund through an IRA, including traditional and Roth IRAs, also known as a “Qualified Retirement Account.” The Funds may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

OTHER  INFORMATION

Distributions and Dividend Reinvestments. Each Fund declares dividends from net investment income and pays them annually. Any net capital gains  realized  by a Fund  are distributed  at least annually. Each Fund  may distribute  such income  dividends  and capital gains more  frequently,  if necessary, in order to reduce  or eliminate  federal  excise  or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Most investors typically have their income dividends and capital gain distributions (each a “distribution”) reinvested in additional  shares of the distributing  class of the Fund. If you choose this option, or if you do not indicate any choice, your distributions  will be reinvested.  Alternatively,  you may choose to have your distributions  of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested.  If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested.  For federal income tax purposes, distributions to non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Annual Statements. Each year, the Funds will send you an annual statement  (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders  of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, a Fund makes every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any Covered Shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Taxes. Each Fund intends to qualify each year as a regulated investment company and, as such, generally is not subject to entity level tax on the income and gain it distributes to shareholders.  Each Fund intends to operate in a manner such that it will not be liable for federal income or excise taxes.

A Fund’s distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income, except as noted below. A Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares.  Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

Each Fund  expects,  based on its investment objective  and strategies,  that  its distributions,  if any, will be taxable  as ordinary  income, capital gains, or some combination  of both. This is true whether  you reinvest  your distributions  in additional Fund shares or receive them in cash.

Each Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders who satisfy those restrictions  with respect to their Fund shares at the rates for net capital gain- a maximum rate of 15% or 20%, depending on a shareholder’s level of taxable income and the shareholder’s filing status. A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations.  The eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding real estate investment  trusts) and excludes dividends from foreign corporations- subject to similar  restrictions. However, dividends  a corporate shareholder  deducts pursuant  to that deduction  are subject indirectly  to the federal  alternative minimum tax.

At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed  income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. A distribution reduces the NAV of Fund shares by the amount of the distribution.

The sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption and any such gain will be taxed to individual and certain other non-corporate shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from the redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

Each Fund is required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Each Fund (or its administrative agent) is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“Covered Shares”). Cost basis will be calculated using the Fund’s default method, which is first-in first-out, unless you instruct the Fund in writing to use a different acceptable method for basis determination (e.g., average basis or a specific identification method). The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This tax, if applicable, is reported by you on, and paid with, your federal income tax return and is in addition to any other taxes due on the income described in this paragraph. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

Fund shares are generally not sold outside the United States. Non-U.S. investors should be aware that U.S. withholding at a 30% or lower treaty tax rate, special tax certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and U.S. estate taxes, may apply to any investment in a Fund.

For further information about the tax effects of investing in the Funds, please see the SAI. This discussion is not intended or written to be used as tax advice.

This discussion of distributions and taxes is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Organization. The Trust is a Delaware statutory trust, and each Fund is a series thereof. The Funds does not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Funds). From time to time, large shareholders may control a Fund or the Trust.

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, a  Fund’s Adviser, Subadvisers, custodian, principal underwriter and transfer agent who provide services to each Fund.  Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning each Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, its trustees or any series of the Trust, including the Funds, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s  financial performance  for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual  report dated July 31, 2017,  which is available upon request.

Financial Highlights are not provided for ABR Enhanced Short Volatility Fund because the Fund had not commenced operations prior to the date of this Prospectus.

ABR Dynamic Blend Equity & Volatility Fund	For the Year Ended July 31, 2017	August 3, 2015(a) Through July 31, 2016
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.67	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.02)	—	(c)
Net realized and unrealized gain (loss)	0.59	(0.26	)(d)
Total from Investment Operations	0.57	(0.26)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.02)
Net realized gain	(0.12)	(0.05)
Total Distributions to Shareholders	(0.12)	(0.07)
NET ASSET VALUE, End of Period	$10.12	$9.67
TOTAL RETURN	5.99%	(2.56	)%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$15,335	$1,410
Ratios to Average Net Assets (f):
Net investment loss	(0.21)%	(0.03	)%(g)
Net expenses	2.00%	2.00	%(g)
Gross expenses (h)	4.63%	21.68	%(g)
PORTFOLIO TURNOVER RATE	467%	739	%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(e)	Not annualized.
(f)
The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests. Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

(g)	Annualized
(h)	Reflects the expense ratio excluding any waivers and/or reimbursements.

	For the Year Ended July 31, 2017	August 14, 2015(a) Through July 31, 2016
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.65	$9.99
INVESTMENT OPERATIONS
Net investment loss (b)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	0.58	(0.26	)(c)
Total from Investment Operations	0.55	(0.27)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.02)
Net realized gain	(0.12)	(0.05)
Total Distributions to Shareholders	(0.12)	(0.07)
NET ASSET VALUE, End of Period	$10.08	$9.65
TOTAL RETURN	5.79%	(2.70	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$1,308	$260
Ratios to Average Net Assets (e):
Net investment loss	(0.29)%	(0.14	)%(f)
Net expenses	2.25%	2.25	%(f)
Gross expenses (g)	13.83%	41.59	%(f)
PORTFOLIO TURNOVER RATE	467%	739	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)	Not annualized.
(e)
The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests. Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

(f)	Annualized.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

ABR  DYNAMIC BLEND EQUITY & VOLATILITY FUND
Institutional Shares (Abrvx)
 Investor Shares  (Abrtx)
ABR  ENHANCED SHORT VOLATILITY  FUND
Institutional Shares (Abrsx)
 Investor Shares  (Abrjx)

Annual and Semi-Annual Reports
Additional information about each Fund’s investments will be available in the Funds’  annual  and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected  the Funds’  performance during  their  last fiscal  year.

Statement of Additional Information (“SAI”)
The SAI provides additional information about the Funds  and is incorporated by reference into,  and is legally part of, this Prospectus.

Contacting the Funds
You may obtain  free copies  of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

ABR Dynamic Funds
P.O. Box 588
Portland, Maine 04112
(855) 422-4518 (toll free)
abrdynamicfunds.ta@atlanticfundservices.com
www.abrdynamicfunds.com

The Funds’ Prospectus, SAI and annual and semi-annual reports will be available, without charge, on the Adviser’s  website at: www.abrdynamicfunds.com.

Securities and Exchange Commission Information
You may also review and copy the Funds’ annual and semi-annual  reports, when they are available,  the SAI and other information  about the Funds at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202)  551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual  reports and the SAI, is available on the SEC’s website at www.sec.gov.

227-PRU-1017

Distributor
Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811-22842